Second Quarter 2025 Earnings Supplement August 5, 2025 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Core’s current views about future events. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, risks related to the prior occurrence of combustion-related activity at Core’s Leer South mine and the risk of future occurrences; the increase in combustion-related gases at Core’s Leer South mine; Core’s ability to resume development work at Leer South with continuous miners and longwall development in accordance with its expected timing; deterioration in economic conditions (including continued inflation) or changes in consumption patterns of our customers may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; volatility and wide fluctuation in coal prices based upon a number of factors beyond our control; an extended decline in the prices we receive for our coal affecting our operating results and cash flows; significant downtime of our equipment or inability to obtain equipment, parts or raw materials; decreases in the availability of, or increases in the price of, commodities or capital equipment used in our coal mining operations; our reliance on major customers, our ability to collect payment from our customers and uncertainty in connection with our customer contracts; our inability to acquire additional coal reserves or resources that are economically recoverable; alternative steel production technologies that may reduce demand for our coal; the availability and reliability of transportation facilities and other systems that deliver our coal to market and fluctuations in transportation costs; a loss of our competitive position; foreign currency fluctuations that could adversely affect the competitiveness of our coal abroad; the risks related to the fact that a significant portion of our production is sold in international markets (and may grow) and our compliance with export control and anti-corruption laws; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of current and future regulations to address climate change, the discharge, disposal and clean-up of hazardous substances and wastes and employee health and safety on our operating costs as well as on the market for coal; the risks inherent in coal operations, including being subject to unexpected disruptions caused by adverse geological conditions, equipment failure, delays in moving out longwall equipment, railroad derailments, security breaches or terroristic acts and other hazards, delays in the completion of significant construction or repair of equipment, fires, explosions, seismic activities, accidents and weather conditions; our inability to manage our operational footprint in response to changes in demand; failure to obtain or renew surety bonds or insurance coverages on acceptable terms; the effects of coordinating our operations with oil and natural gas drillers and distributors operating on our land; our inability to obtain financing for capital expenditures on satisfactory terms; the effects of our securities being excluded from certain investment funds as a result of environmental, social and governance practices; the effects of global conflicts on commodity prices and supply chains; the effect of new or existing laws, regulations, tariffs, executive orders or other trade measures; our inability to find suitable joint venture partners or acquisition targets or integrating the operations of future acquisitions into our operations; obtaining, maintaining and renewing governmental permits and approvals for our coal operations; the effects of asset retirement obligations, employee-related long-term liabilities and certain other liabilities; uncertainties in estimating our economically recoverable coal reserves; defects in our chain of title for our undeveloped reserves or failure to acquire additional property to perfect our title to coal rights; the outcomes of various legal proceedings, including those that are more fully described herein; the risk of our debt agreements, our debt and changes in interest rates affecting our operating results and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; the potential failure to retain and attract qualified personnel of the company; failure to maintain effective internal control over financial reporting; uncertainty with respect to the company’s common stock, potential stock price volatility and future dilution; uncertainty regarding the timing and value of any dividends we may declare; uncertainty as to whether we will repurchase shares of our common stock; inability of stockholders to bring legal action against us in any forum other than the state courts of Delaware; the risk that the businesses of the company and Arch Resources, Inc. will not be integrated successfully; the risk that the anticipated benefits of the merger may not be realized or may take longer to realize than expected; the risks related to new or existing tariffs and other trade measures; and other unforeseen factors. All such factors are difficult to predict, are beyond Core’s control, and are subject to additional risks and uncertainties, including those detailed in Core’s annual report on Form 10-K for the year ended December 31, 2024, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Core’s website at www.corenaturalresources.com and on the SEC’s website at http://www.sec.gov.  Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Core does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SECOND QUARTER 2025 HIGHLIGHTS Reports significantly improved quarter-over-quarter results in its second earnings period since merger’s completion Reports a net loss of $36.6 million, or $0.70 per diluted share, and adjusted EBITDA1 of $144.3 million, both of which included $21.2 million of fire extinguishment expense at Leer South Generates net cash provided by operating activities of $220.2 million and free cash flow1 of $131.1 million Further increases merger-related annual synergies target to between $150 million and $170 million Returns $87.1 million to investors via share repurchases and quarterly dividends, while increasing year-to-date capital return total to $193.7 million Increases cash and cash equivalents by $25 million and overall liquidity by $90 million Advances previously detailed plan to resume longwall production at Leer South Raises PRB volume guidance, taking advantage of improving domestic coal generation Improves 2025 and 2026 contracted positions for both high calorific value thermal and PRB segments Consolidates two legacy accounts receivable facilities into a single facility of $250 million with an extended maturity date in 2028, thus successfully completing desired post-merger capital structure 1 Adjusted EBITDA and free cash flow are non-GAAP measures; see the Appendix for a reconciliation of these amounts to the most directly comparable GAAP measures.

THE PREMIER PURE-PLAY GLOBAL COAL PRODUCER, STRATEGICALLY POSITIONED TO SUPPLY THE WORLD'S GROWING STEEL, INDUSTRIAL, AND ENERGY NEEDS WHILE MANAGING BY OUR CORE VALUES OF SAFETY AND COMPLIANCE, CONTINUOUS IMPROVEMENT, AND FINANCIAL PERFORMANCE

Safety-Based Culture
Highly skilled workforce with a deeply ingrained, safety-based culture and a goal of zero life-altering accidents, complemented by a deep commitment to environmental stewardship

Unmatched Scale
2024 sales volume of 85 million tons and 2024 revenue[1] of $4.6 billion

Longwall Powerhouse
~90% of projected seaborne export volumes from world-class longwall mines

Leading Supplier
Among largest global suppliers of premium, High-Vol A coking coal

Compelling Cash Generation
Highly cash-generative assets across a wide range of market environments, with a strategic mix of contracted and market-exposed volumes

Innovation Leader
in its core business and via its Innovations business unit, which is advancing new, coal-based applications in areas such as aerospace and defense

Global Reach
Supplies customers in ~25 countries located on five continents with one of the industry's broadest arrays of coal products

Low-Cost Advantage
First quartile on cost curve among U.S. metallurgical and seaborne thermal coal suppliers

Peerless Quality
Highest calorific value thermal coal supplied to the seaborne marketplace

Financial Strength
One of the industry's strongest balance sheets and liquidity positions, with a net positive cash profile

Logistical Excellence
Industry-leading logistical network anchored by ownership positions in two large-scale East Coast marine export terminals

Strategic Diversification
across multiple, high-potential market segments, with strong penetration in fast-growing seaborne markets as well as newly resurgent, AI-driven domestic power markets

Long-Lived Reserves
Decades of high-quality reserves that will support low-cost mining at flagship longwall operations through 2050

Infrastructure Focus
75% of exports directed to steelmakers, cement manufacturers, and infrastructure providers, as well as other industrial users

Leading Capital Return Program
Industry-leading capital return program weighted towards share repurchases and capable of delivering robust returns across a wide range of market environments

[1] 2024 CONSOL Energy Inc. ("CONSOL") revenue of $2,164 million, excluding miscellaneous other income not derived from customers and gain on sale of assets to conform historical financial information to current presentation; 2024 Arch Resources, Inc. ("Arch") revenue of $2,433 million.
Note: Units in short tons
Source: Internal and Wood Mackenzie

4

CORE

FINANCIAL RESULTS DURING Q2, CORE ACHIEVED A 17-PERCENT QUARTER-OVER-QUARTER INCREASE IN ADJUSTED EBITDA Adjusted EBITDA1 (in millions) High calorific value thermal segment continues to execute well, with a significant quarter-over-quarter step-up in sales volumes and a significant reduction in unit costs acting to counterbalance the impacts of a soft seaborne market environment With the exception of Leer South, where the longwall remained idle, the metallurgical segment turned in a solid operational performance – led by the Leer mine – against a still-weak metallurgical market environment The Powder River Basin segment again executed at a high level, with higher-than-anticipated sales volumes of 12.6 million tons reflecting the efforts of power generators to accelerate shipments in advance of the summer season Free Cash Flow1 (in millions) 1 Adjusted EBITDA and free cash flow are non-GAAP measures; see the Appendix for a reconciliation of these amounts to the most directly comparable GAAP measures.

CAPITAL RETURN PROGRAM DURING Q2, CORE RETURNED $87 MILLION TO STOCKHOLDERS, BRINGING TOTAL TO $194 MILLION SINCE PROGRAM’S LAUNCH Reduction In Shares Outstanding Since February 20, 2025 (in millions of shares outstanding) Capital Returned During H1, By Method (share repurchases versus dividend payments, in millions) (4.7)% During Q2, Core invested $81.9 million to repurchase 1.2 million shares – or around 2 percent of shares outstanding as of the capital return program’s launch – at an average share price of $69.64 Year-to-date, Core has invested a total of $183.2 million to repurchase 2.6 million shares, or roughly 5 percent of shares outstanding as of the program’s launch As of June 30, 2025, Core had $816.8 million of remaining authorization under its existing $1.0 billion share repurchase program

CORE HAS BOOSTED MERGER-RELATED SYNERGY TARGET BY ~30% AT MIDPOINT OF ORIGINAL GUIDANCE – TO $150 TO $170 MILLION Expected annual cost savings and operating synergies to be realized within 6 to 18 months following the January 2025 completion of the merger and then annually – with the expectation of additional synergy identification and capture thereafter LOGISTICS BEST PRACTICES PROCUREMENT Vendor purchase optimization Efficiencies from sharing of best practices, technology, and deep technical expertise SG&A Optimization of SG&A functions, streamlining across the company, and elimination of duplicative public company costs Optimization of capacity at port assets LOGISTICS & COAL BLENDING Product blending and related opportunities

COMMITTED VOLUMES 2025 CONTRACTED POSITION FOR CORE’S THREE MINING SEGMENTS High Calorific Value Thermal Segment (projected volumes and committed and priced position, in short tons and realized coal revenue per ton sold1) Metallurgical Segment (projected coking coal volumes and committed and priced position, in short tons and realized coal revenue per ton sold1) 26.0 (at $61 - $63) 29.8 (at $60 - $62) 29 – 31 29 – 31 Committed / Priced Committed / Unpriced Uncommitted 3.5 4.5 (at $118.20) 7.5 – 8.0 7.5 – 8.0 3.0 2.9 (at $122.38) 4.3 3.0 Powder River Basin Segment (projected volumes and committed and priced position, in short tons and realized coal revenue per ton sold1) 41.9 (at $14.77) 47.8 (at $14.40)2 39 – 42 45 – 48 The High Calorific Value Thermal segment has a committed book of ~13 million tons for delivery in 2026 The Powder River Basin segment has a committed book of ~33 million tons for delivery in 2026 1 Core is unable to provide a reconciliation of realized coal revenue per ton sold guidance, which is an operating ratio derived from non-GAAP financial measures, without unreasonable efforts due to the unknown effect, timing and potential significance of certain income statement items. 2 Now reflects the impact of the recently enacted royalty rate reduction on federal coal leases in the year’s second half, which is expected to result in lower realized coal revenue per ton sold as well as lower cash cost of coal sold per ton, but an improved sales margin overall

COST GUIDANCE 2025 CASH COST GUIDANCE FOR CORE’S THREE MINING SEGMENTS Core is targeting lower cash cost of coal sold per ton1 in its high calorific value thermal segment during the second half, consistent with the full-year guidance indicated above Core is guiding to higher-than-normal cash cost of coal sold per ton1 in its metallurgical segment in 2025 due to the longwall outage at Leer South, but expects a return to a more normalized range in the low $90s for 2026 Core has lowered its guidance for cash cost of coal sold per ton1 in the Powder River Basin segment for full year 2025, reflecting a strong first half performance and projected strong volumes in the year’s second half, as well as benefits expected from the recently enacted royalty rate reduction on federal coal leases Segment Projected Cash Cost of Coal Sold Per Ton1 High Calorific Value Thermal $38.00 – $40.00 Metallurgical $95.00 – $99.00 Powder River Basin $12.75 – $13.25 1 Core is unable to provide a reconciliation of cash cost of coal sold per ton guidance, which is an operating ratio derived from non-GAAP financial measures, without unreasonable efforts due to the unknown effect, timing and potential significance of certain income statement items.

COST EXECUTION CASH COST EXECUTION FOR CORE’S THREE MINING SEGMENTS Segment Q1 Q2 High Calorific Value Thermal $42.78 $39.47 Metallurgical $91.00 $95.93 Powder River Basin $12.44 $13.40 Core’s high calorific value thermal segment achieved an 8 percent quarter-over-quarter reduction in its cash cost of coal sold per ton1, due in part to three longwall moves at the PAMC in Q1 The metallurgical segment achieved a cash cost of coal sold per ton1 of $95.93 and incurred $21.2 million associated with combustion-related and idle costs at Leer South The Powder River Basin segment achieved another strong cash cost of coal sold per ton1 in Q2 due to higher-than-anticipated sales volumes, although costs were higher on a quarter-over-quarter basis in Q2 versus Q1 due to pit inventory monetization in Q1 1 Cash cost of coal sold per ton is an operating ratio derived from non-GAAP financial measures; see the Appendix for a reconciliation to the most directly comparable GAAP measure.

LEER SOUTH IS EXECUTING A PLAN TO RECOVER AND REPOSITION THE LONGWALL EQUIPMENT BY THE END OF OCTOBER In mid-January 2025, Core announced it was temporarily sealing Leer South’s active longwall panel to extinguish isolated combustion-related activity occurring in a mined-out area On June 10th, consistent with the previously provided timeline, Core personnel and regulatory officials re-entered the sealed area The operating team evaluated the major equipment and infrastructure, visually affirmed that it was in good condition, and repressurized the longwall shields On June 26th, after more than two weeks in the mine, the team found it necessary to again evacuate and reseal the affected area in the wake of an increase in carbon monoxide levels The Core team is currently working closely with federal and state officials on a plan to recover and reposition the longwall equipment by the end of October 2025, with the objective of resuming longwall production shortly thereafter Core currently expects to incur fire extinguishment and idle costs of $20 million to $30 million at Leer South in Q3 2025

In April 2025, President Trump issued a series of executive orders intended to reduce the regulatory burden on America’s coal-based power plants and to ensure the long-term preservation of the U.S. coal fleet In addition, the Administration directed the Secretary of Energy to “accelerate the development, deployment, and reliability” of coal-based technologies in areas such as building products, batteries, and other advanced carbon materials, as well as power generation Core expects these efforts to facilitate additional opportunities for its Innovations business unit, which is already driving forward on all these fronts On July 4th, the President signed into law the “One Big Beautiful Bill Act,” which included provisions that stand to benefit Core Designation of metallurgical coal as a “critical material” under the Advanced Manufacturing Tax Credit (45X) Reduction in the royalty rate for federal coal leases Significant cuts to federal subsidies for renewable energy Other provisions that could prove beneficial over time, including language intended to facilitate investments in advanced power projects via Department of Energy loans as well as to facilitate an increase in the leasing of federal coal Core applauds the President and Congress for taking these historic steps to help ensure that coal remains a key element of America’s future energy supply as well as a stabilizing force in both domestic and international markets RECENT POLICY DEVELOPMENTS THAT SHOULD ENHANCE COAL’S COMPETITIVENESS AND OUTLOOK IN BOTH THE U.S. AND OVERSEAS

FORTIFYING THE BALANCE SHEET Equipment Leases During Q2 2025, Core increased cash and cash equivalents by $25 million and overall liquidity by $90 million At 6/30/25, Core had $948 million of total liquidity, including $413 million in cash and cash equivalents The significant majority of Core’s debt consists of unsecured, tax-exempt bonds with an initial 10-year term (as of Q1 2025) and a weighted-average interest rate of 5.3 percent Adding to its financial flexibility, Core has a $600 million revolving credit facility and – in July 2025 – consolidated its legacy accounts receivable securitization facilities into a single facility with a $250 million borrowing base and a maturity date in 2028 In its first six months as a combined company, Core has now successfully put in place its desired post-merger capital structure Core Has a Strong Balance Sheet and a Net Cash Positive Position ($ in mm) Net Cash1 = $21 Million A/R Securitization Facility Availability 1 Net cash is a non-GAAP measure; see the Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP measure.

NON-GAAP RECONCILIATIONS

NON-GAAP RECONCILIATIONS - CONTINUED

NON-GAAP RECONCILIATIONS - CONTINUED

NON-GAAP RECONCILIATIONS - CONTINUED

NON-GAAP RECONCILIATIONS - CONTINUED

NON-GAAP RECONCILIATIONS - CONTINUED